Exhibit 99.1

Anixter International Inc. Announces Date for Special Meeting for Proposed Merger Agreement with Clayton, Dubilier & Rice

GLENVIEW, Ill. (BUSINESS WIRE) - December 20, 2019 - Anixter International Inc. (NYSE: AXE) (“Anixter” or the “Company”) today announced that it will hold a special meeting (the “Special Meeting”) of its stockholders at 8:30 A.M. Central Time on February 4, 2020 at Two North Riverside Plaza, 7th Floor, Chicago, Illinois, at which Anixter stockholders will consider and vote on (i) a proposal to adopt the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 30, 2019, as amended on November 21, 2019, by and among the Company, CD&R Arrow Parent, LLC and CD&R Arrow Merger Sub, Inc., (ii) the approval pursuant to the rules of the U.S. Securities and Exchange Commission, on an advisory and non-binding basis, of certain compensation that may be payable to certain of the Company’s executive officers in connection with the transactions contemplated by the Merger Agreement, and (iii) the approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes cast at the Special Meeting in favor of the foregoing matters.
Anixter stockholders of record as of the close of business on December 31, 2019 will be entitled to receive notice of and to vote at the Special Meeting.

About Anixter
Anixter International is a leading global distributor of Network & Security Solutions, Electrical & Electronic Solutions and Utility Power Solutions. We help build, connect, protect, and power valuable assets and critical infrastructures. From enterprise networks to industrial MRO supply to video surveillance applications to electric power distribution, we offer full-line solutions, and intelligence, that create reliable, resilient systems that sustain businesses and communities. Through our unmatched global distribution network along with our supply chain and technical expertise, we help lower the cost, risk and complexity of our customers’ supply chains.
Anixter adds value to the distribution process by providing approximately 130,000 customers access to 1) innovative supply chain solutions, 2) nearly 600,000 products and over $1.0 billion in inventory, 3) 316 warehouses/branch locations with over 9.0 million square feet of space and 4) locations in over 300 cities in approximately 50 countries. Founded in 1957 and headquartered near Chicago, Anixter trades on the New York Stock Exchange under the symbol AXE.
Additional information about Anixter is available at www.anixter.com.

About Clayton, Dubilier & Rice, LLC
Founded in 1978, Clayton, Dubilier & Rice is a private investment firm. Since inception, CD&R has managed the investment of $28 billion in 86 companies, including numerous electrical and industrial distributors. The firm has offices in New York and London.
For more information, visit www.cdr-inc.com.

Additional Information Regarding the Merger and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Anixter International Inc. (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, CD&R Arrow Parent, LLC (“Parent”) and CD&R Arrow Merger Sub, Inc., whereby the Company will become a wholly-owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement and intends to file with the SEC other relevant materials, including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”), which will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at investors.anixter.com/financials/sec-filings or by contacting the Company’s Investor Relations Department at kevin.burns@anixter.com.
Certain Information Regarding Participants in the Solicitation
The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2018, filed with the SEC on February 21, 2019, and its definitive proxy statement on Schedule 14A for the 2019 annual meeting of stockholders, filed with the SEC on April 18, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is included in the preliminary proxy statement, and will be included in the definitive proxy statement and other relevant documents, filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.
Forward Looking Statements
Certain information in this communication constitutes “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could,” “may,” “aims,” “intends,” or “projects.” However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements may relate to risks or uncertainties associated with:

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the satisfaction of the conditions precedent to the consummation of the proposed merger, including, without limitation, the timely receipt of stockholder and regulatory approvals (or any conditions, limitations or restrictions placed on such approvals);

•	unanticipated difficulties or expenditures relating to the proposed merger;

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the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require the Company to pay a termination fee;

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legal proceedings, judgments or settlements, including those that may be instituted against the Company, its board of directors, executive officers and others following the announcement of the proposed merger;

•	disruptions of current plans and operations caused by the announcement and pendency of the proposed merger;

•	potential difficulties in employee retention due to the announcement and pendency of the proposed merger;

•	the response of customers, service providers, business partners and regulators to the announcement of the proposed merger; and

•	other factors described in the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2018 filed with the SEC on February 21, 2019.

The Company can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The forward-looking statements are made as of the date of this communication, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Anixter Contacts:
Ted Dosch
Executive Vice President and CFO
(224) 521-4281
Kevin Burns
Senior Vice President - Investor Relations & Treasurer
(224) 521-8258